UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934
          Date of Report (Date of earliest reported): December 14, 2006

                                  MEGOLA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Nevada                    000-49815                88-0492605
            ------                    ---------                ----------
(State or other jurisdiction         (Commission            (I.R.S. employer
     of incorporation)               File Number)        identification number)

              446 Lyndock St. , Suite 102, Corunna, Ontario N0N 1G0
               (Address of principal executive offices) (Zip code)

                                 (519) 481-0628
               Registrant's telephone number, including area code

                                      None
                  (Former Address If Changed since Last Report)

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[LOGO OMITTED]


ITEM 9.01  Exhibits

99  Press Release


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Megola, Inc.
                                  (Registrant)



Dated:  December 14, 2006               By: /s/ Joel Gardner
                                           -------------------------
                                           Joel Gardner, President